UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 2, 2021

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Long Term Incentive Plan

On March 3, 2021, the Board of Directors (the “Board”) of Hess Corporation (the “Company”), upon the recommendation of the Compensation and Management Development Committee of the Board, adopted Amendment No. 1 (the “2021 Amendment”) to the Company’s 2017 Long Term Incentive Plan (the “2017 Incentive Plan”), subject to the requisite stockholder approval. The 2021 Amendment will increase the number of shares available for issuance under the 2017 Incentive Plan by 12,000,000 shares. At the Company’s annual meeting of stockholders held on June 2, 2021 (the “Meeting”), stockholders approved the 2021 Amendment.

A summary of the 2021 Amendment is included under “Proposal 4: Approval of Amendment No. 1 to Our 2017 Long Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 23, 2021 (the “2021 Proxy Statement”). The foregoing summary description of the 2021 Amendment is subject to, and qualified in its entirety by reference to, the full text of the 2021 Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following eleven director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Terrence J. Checki	259,197,735	10,043,815	124,050	12,970,291
Leonard S. Coleman, Jr.	250,906,052	18,153,195	306,353	12,970,291
Joaquin Duato	266,500,693	2,748,261	116,646	12,970,291
John B. Hess	264,585,482	4,658,629	121,489	12,970,291
Edith E. Holiday	260,765,513	8,482,809	117,278	12,970,291
Marc S. Lipschultz	267,550,295	1,691,794	123,511	12,970,291
David McManus	263,388,350	5,858,259	118,991	12,970,291
Kevin O. Meyers	264,507,291	4,727,409	130,900	12,970,291
Karyn F. Ovelmen	268,903,465	339,398	122,737	12,970,291
James H. Quigley	267,527,949	1,549,939	287,712	12,970,291
William G. Schrader	266,618,060	2,630,756	116,784	12,970,291

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Company’s 2021 Proxy Statement, received the vote of 95.6% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	257,444,270
Against	11,578,563
Abstain	342,767
Broker Non-Votes	12,970,291

Proposal 3 – Ratification of Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021 received the vote of 97.1% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	274,251,557
Against	7,949,673
Abstain	134,661

Proposal 4 – 2021 Amendment. The proposal to approve the 2021 Amendment to the 2017 Incentive Plan received the vote of 97.8% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	263,340,495
Against	5,810,553
Abstain	214,552
Broker Non-Votes	12,970,291

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Hess Corporation 2017 Long-Term Incentive Plan.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2021

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary